SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 205249

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 7, 1996
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                                  Lescarden, Inc.
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        (Exact name of registrant as specified in its charter)

        New York                     0-10035             13-2538207
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(State or other jurisdiction of    (Commission      (I.R.S. Employer.
 incorporation or organization      File number)     Identification No.)

420 Lexington Avenue, New York Suite 2025                  10170
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(Address of principal executive offices)                 (Zip Code)

                               (212) 687-1050
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          (Registrants's telephone number, including area code)


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           (Former name, former address and former fiscal year,
                      If changed since last report)


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Item 5. Other Events

     Filing of Chapter 11 Bankruptcy Petition for Reorganization
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     On May 7, 1996 the Registrant filed a Chapter XI Petition for
Reorganization with the United States Bankruptcy Court for the Southern District of New York. The Registrant intends to file a formal plan of reorganization with the Bankruptcy Court, in the near future. This action was precipitated by a decision of the New York State Supreme Court, New York County, which confirmed an arbitration award against the Registrant for monetary damages in excess of the Registrant's liquid assets.

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                               Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Lescarden, Inc.
                                              ---------------
                                              (Registrant)

Dated May 10, 1996                            s/ Gerard A. Dupuis
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